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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 4, 1998


                              SCHUFF STEEL COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                    000-22715                   86-0318760
----------------------------      -------------             -------------------
(State or other jurisdiction      (Commission                (IRS Employer
   of incorporation)               File Number)             Identification No.)


            420 SOUTH 19TH AVENUE, PHOENIX, ARIZONA      85009
           ----------------------------------------    ----------
           (Address of principal executive offices)    (Zip code)


Registrant's telephone number, including area code (602) 252-7787

                       Not Applicable
--------------------------------------------------------------
(Former name or former address, if changed since last report.)
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           This Current Report on Form 8-K/A amends the Current Report on Form
8-K of Schuff Steel Company (the "Company") filed on June 17, 1998 (the "Original Filing"). Item 7(c) and the Exhibit Index, which are set forth in their entirety on page 3 and 5, respectively, are amended by adding reference to Exhibits 2.2 and 2.3, and by adding revised descriptions to Exhibits 2.1 and
10.2. All exhibits listed in Item 7(c) and the Exhibit Index are hereby filed with this Form 8-K/A. Any items in the Original Filing not expressly changed hereby shall be as set forth in the Original Filing.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)      Exhibits.

   EXHIBIT
   NUMBER   DESCRIPTION
   ------   -----------

   2.1 Stock Purchase Agreement dated as of May 12, 1998, by and among the Company, E.C. Addison and The Addison Structural Services, Inc.
            Leveraged Employee Stock Ownership Plan, and Addison Structural
            Services, Inc. (1)

   2.2      Amendment to Stock Purchase Agreement dated June 1, 1998, by and among the
            Company, E.C. Addison and The Addison Structural Services, Inc.
            Leveraged Employee Stock Ownership Plan, and Addison Structural
            Services, Inc.

   2.3 Amendment No. 2 to Stock Purchase Agreement dated June 4, 1998, by and among the Company, E.C. Addison and The Addison Structural Services,
            Inc. Leveraged Employee Stock Ownership Plan, and Addison Structural
            Services, Inc.

   10.1     Purchase Agreement, dated June 1, 1998, by and among the Company,
            Donaldson, Lufkin & Jenrette Securities Corporation, Jefferies &
            Company, Inc., and Friedman, Billings, Ramsey & Co., Inc.

   10.2     Indenture dated June 4, 1998, by and between the Company and Harris Trust
            Company of California, as Trustee.

   10.3     Registration Rights Agreement, dated June 4, 1998, by and among the
            Company, the Guarantors (as defined therein), Donaldson, Lufkin &
            Jenrette Securities Corporation, Jefferies & Company, Inc., and
            Friedman, Billings, Ramsey & Co., Inc.

   23       Consent of Mauldin & Jenkins, LLC (regarding Form S-8 Registration
            Statements).

   99.1     Press Release dated June 4, 1998.

   99.2     Press Release dated June 4, 1998.


(1) Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.




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
                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SCHUFF STEEL COMPANY



Date: June 19, 1998        By:\s\ Kenneth F. Zylstra
                               ---------------------------------------------
                               Vice President and Chief Financial Officer
                               (Principal Financial Officer and Duly Authorized Officer)


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
                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER   DESCRIPTION
   ------   -----------
   2.1      Stock Purchase Agreement dated as of May 12, 1998, by and among the
            Company, E.C. Addison and The Addison Structural Services Inc.
            Leveraged Employee Stock Ownership Plan, and Addison Structural
            Services, Inc. (1)

   2.2      Amendment to Stock Purchase Agreement dated June 1, 1998, by and among the
            Company, E.C. Addison and The Addison Structural Services, Inc.
            Leveraged Employee Stock Ownership Plan, and Addison Structural
            Services, Inc.

   2.3 Amendment No. 2 to Stock Purchase Agreement dated June 4, 1998, by and among the Company, E.C. Addison and The Addison Structural Services,
            Inc. Leveraged Employee Stock Ownership Plan, and Addison Structural
            Services, Inc.

   10.1     Purchase Agreement, dated June 1, 1998, by and among the Company,
            Donaldson, Lufkin & Jenrette Securities Corporation, Jefferies &
            Company, Inc., and Friedman, Billings, Ramsey & Co., Inc.

   10.2     Indenture dated June 4, 1998, by and between the Company and Harris Trust
            Company of California, as Trustee.

   10.3     Registration Rights Agreement, dated June 4, 1998, by and among the
            Company, the Guarantors (as defined therein), Donaldson, Lufkin &
            Jenrette Securities Corporation, Jefferies & Company, Inc., and
            Friedman, Billings, Ramsey & Co., Inc.

   23       Consent of Mauldin & Jenkins, LLC (regarding Form S-8 Registration
            Statements).

   99.1     Press Release dated June 4, 1998.

   99.2     Press Release dated June 4, 1998.


(1) Certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.



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